CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2021	Highland Income Fund

Shares		Value ($)
Common Stocks — 40.2%
COMMUNICATION SERVICES — 6.5%
49,600	Loral Space & Communications, Inc.	1,868,432
502,161	Metro-Goldwyn-Mayer, Inc. (a)(b)	51,509,165
27,134	TerreStar Corporation (a)(b)(c)(d)	8,843,513

		62,221,110

CONSUMER DISCRETIONARY — 0.0%
1,450	Toys ‘R’ Us (b)	362,543

ENERGY — 0.0%
167,419	Fieldwood Energy LLC (b)	—
1,118,286	Value Creation, Inc. (b)(c)(d)	—

		—

GAMING/LEISURE — 0.4%
34,512	LLV Holdco LLC - Series A, Membership Interest (b)(c)(d)(e)	4,146,952
436	LLV Holdco LLC - Series B, Membership Interest (b)(c)(d)(e)	—

		4,146,952

HEALTHCARE — 0.0%
207,031	CCS Medical Inc. (b)(c)(d)(e)	2,484

INDUSTRIALS — 0.0%
250,627	Remington Outdoor Co., Inc. (b)	—

MATERIALS — 0.2%
299,032	MPM Holdings, Inc. (b)	1,495,160

REAL ESTATE — 33.1%
1,474,379	Allenby (b)(c)(d)(e)	—
10,357,630	Claymore (b)(c)(d)(e)	—
331,800	Independence Realty Trust, Inc., REIT	5,043,360
2,356,665	IQHQ, Inc. (b)(c)(d)	39,144,206
17,630	NexPoint Real Estate Finance (e)	327,565
149,738	NexPoint Residential Trust, REIT(e)	6,901,424
18,568	NexPoint Storage Partners, Inc. (c)(d)(e)	19,746,737
13,465,907	NFRO REIT SUB, LLC (b)(c)(d)(e)	245,709,714

		316,873,006

	Total Common Stocks (Cost $624,946,944)	385,101,255

Preferred Stock — 33.6%
ENERGY — 1.0%
1,139,707	Crestwood Equity Partners 9.25%(f)	9,847,069

FINANCIALS — 5.2%
3,980	Eastland CLO 1.00%, 05/01/2022(b)(g)	1,562,150
34,500	Eastland CLO II (b)(f)(h)	13,541,250
8,860	Gleneagles CLO, 12/30/2049(b)(g)(h)	2,176,016
62,600	Grayson CLO, 11/01/2021(c)(d)(g)(h)	23,631,500
12,553	Rockwall CDO, 08/01/2024(b)(g)(h)	8,002,219
4,800	Rockwall CDO (f)(h)	1,182,000

		50,095,135

Shares		Value ($)
Preferred Stock (continued)
REAL ESTATE — 27.4%
400,000	Braemar Hotels & Resorts, REIT 5.50%(b)(f)(i)	8,788,000
180,008	Creek Pine Holdings, LLC, REIT 10.25%(b)(c)(d)(f)	250,597,880
249,514	G-LA Resorts Holdings (b)(c)(d)(f)(h)	249,514
74,600	Wheeler Real Estate Investment Trust, REIT 8.75%, 10.75%, 09/21/2023(b)(f)(i)(p)	1,342,800
97,992	Wheeler Real Estate Investment Trust, REIT 9.00%(b)(f)	1,077,912

		262,056,106

	Total Preferred Stock (Cost $242,782,527)	321,998,310

Principal ($)
Collateralized Loan Obligations — 17.9%
4,005,053	Acis CLO, Ltd., Series 2014-3A, Class E VAR ICE LIBOR USD 3 Month+4.750%, 4.96%, 2/1/2026 (g)	3,540,267
750,000	Acis CLO, Ltd., Series 2014-4, Class D 3.31%, 5/1/2026 (g)	749,489
7,500,000	Acis CLO, Ltd., Series 2015-6A, Class E VAR ICE LIBOR USD 3 Month+5.490%, 5.70%, 5/1/2027 (g)	7,012,500
14,750,000	Acis CLO, Ltd., Series 2014-4A, Class E VAR ICE LIBOR USD 3 Month+4.800%, 5.01%, 5/1/2026 (g)	13,496,250
1,000,000	Acis CLO, Ltd., Series 2015-6A, Class D VAR ICE LIBOR USD 3 Month+3.770%, 3.98%, 5/1/2027 (g)	1,000,000
2,000,000	Apex Credit CLO, Series 2019-1A, Class D VAR ICE LIBOR USD 3 Month+7.100%, 7.32%, 4/18/2032 (g)	1,800,000
250,000	Ares XXIX CLO, Series 2014-1A, Class E VAR ICE LIBOR USD 3 Month+5.750%, 5.98%, 4/17/2026 (g)	217,500
1,500,000	Atlas Senior Loan Fund, Series 2017-8A, Class F VAR ICE LIBOR USD 3 Month+7.150%, 7.37%, 1/16/2030 (g)	1,207,500
2,400,000	Atlas Senior Loan Fund XII, Series 2018-12A, Class E VAR ICE LIBOR USD 3 Month+5.950%, 6.17%, 10/24/2031 (g)	2,070,000
2,000,000	Benefit Street Partners CLO XI, Series 2017-11A, Class E VAR ICE LIBOR USD 3 Month+7.200%, 7.44%, 4/15/2029 (g)	1,620,000

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2021	Highland Income Fund

Principal ($)		Value ($)
Collateralized Loan Obligations (continued)
3,500,000	BlueMountain CLO, Ltd., Series 2018-3A, Class ER VAR ICE LIBOR USD 3 Month+8.080%, 8.30%, 4/20/2031 (g)	2,830,800
2,000,000	Bristol Park CLO, Series 2020-1A, Class ER VAR ICE LIBOR USD 3 Month+7.000%, 7.24%, 4/15/2029 (g)	1,920,000
2,000,000	California Street CLO IX, Series 2019-9A, Class FR2 VAR ICE LIBOR USD 3 Month+8.520%, 8.74%, 7/16/2032 (g)	1,756,000
3,500,000	Carlyle Global Market Strategies CLO, Series 2017-3A, Class ER VAR ICE LIBOR USD 3 Month+7.750%, 7.99%, 10/15/2030 (g)	2,975,000
500,000	Carlyle US CLO, Series 2020-4A, Class D VAR ICE LIBOR USD 3 Month+7.650%, 7.89%, 1/15/2033 (g)	499,150
1,500,000	Catamaran CLO, Ltd., Series 2014-2A, Class D VAR ICE LIBOR USD 3 Month+4.850%, 5.07%, 10/18/2026 (g)	1,277,775
2,500,000	Catamaran CLO, Ltd., Series 2016-1A, Class D VAR ICE LIBOR USD 3 Month+6.650%, 6.87%, 1/18/2029 (g)	2,381,250
1,250,000	Cathedral Lake CLO, Series 2017-1A, Class DR VAR ICE LIBOR USD 3 Month+7.250%, 7.49%, 10/15/2029 (g)	1,107,375
2,000,000	Cathedral Lake CLO, Series 2013-1A, Class DR VAR ICE LIBOR USD 3 Month+7.770%, 7.96%, 1/15/2032 (g)	1,940,000
2,400,000	Cedar Funding VI CLO, Series 2018-6A, Class ER VAR ICE LIBOR USD 3 Month+5.900%, 6.12%, 10/20/2028 (g)	2,399,760
1,000,000	CIFC Funding, Series 2018-1A, Class ER2 VAR ICE LIBOR USD 3 Month+5.850%, 6.07%, 1/18/2031 (g)	915,000
3,000,000	Covenant Credit Partners CLO III, Series 2017-1A, Class F VAR ICE LIBOR USD 3 Month+7.950%, 8.19%, 10/15/2029 (g)	2,250,000
1,537,000	Dryden 36 Senior Loan Fund, Series 2019-36A, Class ER2 VAR ICE LIBOR USD 3 Month+6.880%, 7.12%, 4/15/2029 (g)	1,537,000
1,500,000	Dryden 41 Senior Loan Fund, Series 2018-41A, Class FR VAR ICE LIBOR USD 3 Month+7.200%, 7.44%, 4/15/2031 (g)	1,320,000

Principal ($)		Value ($)
Collateralized Loan Obligations (continued)
2,000,000	Dryden 45 Senior Loan Fund, Series 2018-45A, Class FR VAR ICE LIBOR USD 3 Month+8.120%, 8.36%, 10/15/2030 (g)	1,860,000
1,500,000	Dryden 49 Senior Loan Fund, Series 2017-49A, Class F VAR ICE LIBOR USD 3 Month+7.550%, 7.77%, 7/18/2030 (g)	1,350,000
8,000,000	Eaton Vance CLO, Series 2019-1A, Class F VAR ICE LIBOR USD 3 Month+8.250%, 8.49%, 4/15/2031 (g)	7,748,800
2,000,000	Flatiron CLO, Series 2015-1A, Class F VAR ICE LIBOR USD 3 Month+5.500%, 5.74%, 4/15/2027 (g)	1,900,000
750,000	Galaxy XXII CLO, Series 2018-22A, Class ER VAR ICE LIBOR USD 3 Month+5.750%, 5.97%, 7/16/2028 (g)	719,775
5,450,000	Galaxy XXVI CLO, Series 2018-26A, Class F VAR ICE LIBOR USD 3 Month+8.000%, 8.18%, 11/22/2031 (g)	4,894,100
1,000,000	GoldenTree Loan Management US CLO 3, Series 2018-3A, Class F VAR ICE LIBOR USD 3 Month+6.500%, 6.72%, 4/20/2030 (g)	879,500
5,385,000	GoldenTree Loan Management US CLO 4, Series 2019-4A, Class F VAR ICE LIBOR USD 3 Month+6.400%, 6.62%, 4/24/2031 (g)	4,846,500
3,500,000	GoldenTree Loan Opportunities IX, Series 2018-9A, Class FR2 VAR ICE LIBOR USD 3 Month+7.640%, 7.85%, 10/29/2029 (g)	3,167,500
3,500,000	Jamestown CLO IX, Series 2019-9A, Class DR VAR ICE LIBOR USD 3 Month+6.940%, 7.16%, 10/20/2028 (g)	3,412,500
4,000,000	Jay Park CLO, Ltd., Series 2018-1A, Class ER VAR ICE LIBOR USD 3 Month+7.350%, 7.57%, 10/20/2027 (g)	3,790,000
3,000,000	KKR CLO 18, Series 2017-18, Class E VAR ICE LIBOR USD 3 Month+6.450%, 6.68%, 7/18/2030 (g)	2,850,000
3,300,000	Madison Park Funding X, Series 2019-10A, Class ER2 VAR ICE LIBOR USD 3 Month+6.400%, 6.62%, 1/20/2029 (g)	3,267,000
2,000,000	Madison Park Funding XVII, Series 2017-17A, Class FR VAR ICE LIBOR USD 3 Month+7.480%, 7.70%, 7/21/2030 (g)	1,860,000

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2021	Highland Income Fund

Principal ($)		Value ($)
Collateralized Loan Obligations (continued)
1,400,000	Madison Park Funding XX, Series 2018-20A, Class ER VAR ICE LIBOR USD 3 Month+5.300%, 5.51%, 7/27/2030 (g)	1,309,000
2,000,000	Madison Park Funding XXIV, Series 2019-24A, Class ER VAR ICE LIBOR USD 3 Month+7.200%, 7.42%, 10/20/2029 (g)	1,970,000
2,000,000	Madison Park Funding XXIX, Series 2018-29A, Class F VAR ICE LIBOR USD 3 Month+7.570%, 7.79%, 10/18/2030 (g)	1,907,600
1,000,000	Madison Park Funding XXX, Series 2018-30A, Class F VAR ICE LIBOR USD 3 Month+6.850%, 7.09%, 4/15/2029 (g)	865,000
490,000	Magnetite VII, Ltd., Series 2018-7A, Class ER2 VAR ICE LIBOR USD 3 Month+6.500%, 6.74%, 1/15/2028 (g)	465,500
4,500,000	Man GLG US CLO, Series 2018-1A, Class DR VAR ICE LIBOR USD 3 Month+5.900%, 6.12%, 4/22/2030 (g)	3,936,262
500,000	Mountain View Clo XIV, Series 2019-1A, Class F VAR ICE LIBOR USD 3 Month+8.700%, 8.94%, 4/15/2029 (g)	461,600
5,800,000	MP CLO VII, Series 2018-1A, Class FRR VAR ICE LIBOR USD 3 Month+7.910%, 8.13%, 10/18/2028 (g)	3,759,560
2,000,000	Neuberger Berman CLO XX, Ltd., Series 2017-20A, Class FR VAR ICE LIBOR USD 3 Month+7.450%, 7.69%, 1/15/2028 (g)	1,869,996
2,000,000	New Mountain CLO 2, Series 2021-2A, Class E VAR ICE LIBOR USD 3 Month+6.360%, %, 4/15/2034 (g)	1,920,000
4,000,000	Northwoods Capital XII-B, Ltd., Series 2018-12BA, Class F VAR ICE LIBOR USD 3 Month+8.170%, 8.35%, 6/15/2031 (g)	3,120,000
1,000,000	OCP CLO, Series 2015-9A, Class E VAR ICE LIBOR USD 3 Month+6.400%, 6.64%, 7/15/2027 (g)	980,000
2,900,000	OHA Credit Partners XII, Series 2018-12A, Class FR VAR ICE LIBOR USD 3 Month+7.680%, 7.90%, 7/23/2030 (g)	2,637,695
1,000,000	OZLM Funding III, Series 2016-3A, Class DR VAR ICE LIBOR USD 3 Month+7.770%, 7.99%, 1/22/2029 (g)	1,000,000

Principal ($)		Value ($)
Collateralized Loan Obligations (continued)
3,750,000	OZLM XIV, Series 2018-14A, Class DR VAR ICE LIBOR USD 3 Month+5.800%, 6.04%, 1/15/2029 (g)	3,600,000
3,110,000	OZLM XXII, Ltd., Series 2018-22A, Class E VAR ICE LIBOR USD 3 Month+7.390%, 7.61%, 1/17/2031 (g)	2,456,900
2,250,000	Regatta VI Funding, Series 2018-1A, Class ER VAR ICE LIBOR USD 3 Month+5.000%, 5.22%, 7/20/2028 (g)	2,182,500
3,150,000	Saranac CLO III, Ltd., Series 2018-3A, Class ER VAR ICE LIBOR USD 3 Month+7.500%, 7.69%, 6/22/2030 (g)	2,400,228
5,000,000	Saranac CLO VI, Ltd., Series 2018-6A, Class E VAR ICE LIBOR USD 3 Month+6.400%, 6.58%, 8/13/2031 (g)	3,913,000
1,250,000	Symphony CLO XX, Series 2019-20A, Class E VAR ICE LIBOR USD 3 Month+6.290%, 6.51%, 1/16/2032 (g)	1,250,000
1,500,000	Symphony CLO XXI, Series 2019-21A, Class E VAR ICE LIBOR USD 3 Month+6.750%, 6.99%, 7/15/2032 (g)	1,497,150
2,000,000	Symphony CLO XXVI, Series 2021-26A, Class ER VAR ICE LIBOR USD 3 Month+7.500%, 7.61%, 4/20/2033 (g)	1,990,000
1,000,000	TCW CLO, Series 2020-1A, Class ER VAR ICE LIBOR USD 3 Month+7.960%, 8.18%, 10/20/2031 (g)	999,375
1,000,000	TCW CLO, Series 2019-1A, Class F VAR ICE LIBOR USD 3 Month+8.670%, 8.86%, 2/15/2029 (g)	930,000
2,750,000	THL Credit Wind River CLO, Series 2017-1A, Class E VAR ICE LIBOR USD 3 Month+6.420%, 6.64%, 4/18/2029 (g)	2,675,750
2,200,000	TICP CLO I-2, Series 2018-IA, Class E VAR ICE LIBOR USD 3 Month+8.000%, 8.22%, 4/26/2028 (g)	1,995,070
4,150,000	TICP CLO III-2, Series 2018-3R, Class F VAR ICE LIBOR USD 3 Month+7.980%, 8.20%, 4/20/2028 (g)	3,775,255
2,069,089	Trinitas CLO III, Series 2015-3A, Class E VAR ICE LIBOR USD 3 Month+5.250%, 5.49%, 7/15/2027 (g)	1,831,144
5,000,000	Trinitas CLO X, Series 2019-10A, Class F VAR ICE LIBOR USD 3 Month+7.785%, 8.03%, 4/15/2032 (g)	4,383,335

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2021	Highland Income Fund

Principal ($)		Value ($)
Collateralized Loan Obligations (continued)
1,000,000	Vibrant ClO 1X, Series 2018-9A, Class D VAR ICE LIBOR USD 3 Month+6.250%, 6.47%, 7/20/2031 (g)	904,000
1,275,000	Voya CLO, Series 2018-2A, Class DR VAR ICE LIBOR USD 3 Month+5.600%, 5.82%, 4/25/2031 (g)	1,195,313
1,000,000	Webster Park CLO, Series 2018-1A, Class ER VAR ICE LIBOR USD 3 Month+7.750%, 7.97%, 7/20/2030 (g)	940,000
2,000,000	Wind River CLO, Series 2018-1A, Class ER VAR ICE LIBOR USD 3 Month+5.550%, 5.79%, 7/15/2028 (g)	1,935,000
3,000,000	Zais CLO 3, Ltd., Series 2018-3A, Class DR VAR ICE LIBOR USD 3 Month+6.910%, 7.15%, 7/15/2031 (g)	2,017,500
3,300,000	Zais CLO 8, Ltd., Series 2018-1A, Class E VAR ICE LIBOR USD 3 Month+5.250%, 5.49%, 4/15/2029 (g)	2,343,000

	Total Collateralized Loan Obligations (Cost $180,486,593)	171,785,024

U.S. Senior Loans (j) — 13.2%
COMMUNICATION SERVICES — 0.7%
7,027,911	TerreStar Corporation, Term Loan D, 11.000% PIK, 02/27/28 (c)(d)	7,027,912
50,952	TerreStar Corporation, Term Loan H, 11.000%, 02/28/22 (c)(d)	50,952
54,611	TerreStar Corporation, Term Loan, 1st Lien, 11.000%, 02/28/22 (c)(d)	54,611

		7,133,475

CONSUMER PRODUCTS — 0.3%
3,291,368	Dayco Products LLC, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+4.250%, 05/08/23	3,009,248

ENERGY — 0.1%
15,904,030	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, VAR LIBOR USD 3 Month+7.250%, 04/11/23 (k)	914,482

GAMING/LEISURE — 1.9%
22,764,040	Ginn-LA CS Borrower LLC, Term Loan A, 1st Lien, (c)(d)(k)	965,699
48,791,955	Ginn-LA CS Borrower LLC, Term Loan B, 1st Lien, (c)(d)(k)	—
563,359	LLV Holdco LLC, 1st Protective Advance, 09/30/21 (c)(d)(e)	635,469

Principal ($)		Value ($)
U.S. Senior Loans (continued)
GAMING/LEISURE (continued)
938,933	LLV Holdco LLC, 3rd Protective Advance, 09/30/21 (c)(d)(e)	1,059,116
333,130	LLV Holdco LLC, 4th Protective Advance, 09/30/21 (c)(d)(e)	375,770
11,940,100	LLV Holdco LLC, Revolving Exit Loan, 09/03/21 (c)(d)(e)	14,827,217

		17,863,271

HEALTHCARE — 4.0%
66,799,991	CCS Medical Inc., Term Loan, 1st Lien, 05/31/21 (c)(d)(e)	38,343,195

INFORMATION TECHNOLOGY — 5.3%
57,000,000	EDS Legacy Partners, VAR LIBOR USD 3 Month+2.750%, 12/14/23 (c)(d)(e)	50,319,600

RETAIL — 0.9%
4,130,311	GNC Holdings LLC, Term Loan, 2nd Lien, 10/07/26 (k)	3,335,226
5,073,808	Jo-Ann Stores LLC, Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+5.000%, 10/20/23	5,064,294

		8,399,520

UTILITIES — 0.0%
59,127,210	Texas Competitive Electric Holdings Co. LLC, Extended Escrow Loan (l)	98,441

	Total U.S. Senior Loans (Cost $256,402,082)	126,081,232

LLC Interest — 5.0%
429	NEXLS LLC(c)(d)(e)	15,015,367
534,905	NexPoint Real Estate Finance Operating Partnership, L.P.(e)	9,938,533
624,311	NREF OP II, L.P.(e)	11,599,693
11,854,986	SFR WLIF I, LLC(c)(d)(e)	10,855,611

	Total LLC Interest (Cost $49,978,186)	47,409,204

Shares
Registered Investment Companies — 1.4%
48,649	Highland Global Allocation Fund (e)	375,084
1,156,943	NexPoint Strategic Opportunities Fund (e)	13,177,581

	Total Registered Investment Companies (Cost $19,708,761)	13,552,665

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2021	Highland Income Fund

Principal ($)		Value ($)
Corporate Bonds & Notes — 0.2%
COMMUNICATION SERVICES — 0.0%
1,550	iHeartCommunications, Inc. 6.38%, 05/01/26	1,648

ENERGY — 0.0%
15,600,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (c)(d)(g)(k)	—

INDUSTRIALS — 0.0%
7,500,000	American Airlines 12/31/49 (k)(l)	184,912

REAL ESTATE — 0.2%
2,000,000	CBL & Associates 5.95%, 12/15/26 (k)	1,149,390

UTILITIES — 0.0%
15,222,107	Bruce Mansfield Pass-Through Trust 6.85%, 06/01/34 (k)	—
8,000,000	Texas Competitive Electric Holdings Co., LLC 11.50%, 10/01/20 (k)(l)	12,000

		12,000

	Total Corporate Bonds & Notes (Cost $15,044,731)	1,347,950

Units
Warrants — 0.0%
ENERGY — 0.0%
5,801	Arch Resources, Expires 10/08/2023(b)	6

INDUSTRIALS — 0.0%
178,140	Remington Outdoor Co., Inc. (b)(c)(d)	—

	Total Warrants (Cost $264,794)	6

Rights — 0.0%
Utilities — 0.0%
4,933	Texas Competitive Electric Holdings Co., LLC (b)	5,658

	Total Rights (Cost $–)	5,658

Principal ($)
Claims(m) — 0.0%
Communication Services — 0.0%
3,791,858	Lehman Brothers Commercial Paper LCPI Claim Facility (c)(d)(k)	52,138

	Total Claims (Cost $1,814,883)	52,138

Principal ($)		Value ($)
Repurchase Agreement(n)(o) — 0.0%
223,632	RBC Dominion Securities 0.010%, dated 03/31/2021 to be repurchased on 04/01/2021, repurchase price $223,632 (collateralized by U.S. Government obligations, ranging in par value $0 - $68,668, 0.000% - 8.000%, 05/06/2021 – 03/01/2051; with total market value $228,105)	223,632

	Total Repurchase Agreement (Cost $223,632)	223,632

Shares
Cash Equivalents — 0.6%
MONEY MARKET FUND(q) — 0.6%
5,196,903	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.020%	5,196,903

	Total Cash Equivalents (Cost $5,196,903)	5,196,903

Total Investments—112.0% (Cost $1,396,850,036)		1,072,753,977

Securities Sold Short— (0.8)%
Common Stock — (0.8)%
INFORMATION TECHNOLOGY — (0.8)%
(41,100)	Texas Instruments, Inc.	(7,767,489)

	Total Common Stocks (Proceeds $4,920,256)	(7,767,489)

	Total Securities Sold Short—(0.8)% (Proceeds $4,920,256)	(7,767,489)

Other Assets & Liabilities, Net - (11.2%)(r)		(107,105,755)

Net Assets — 100.0%		957,880,733

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2021	Highland Income Fund

(a)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
Metro-Goldwyn- Mayer, Inc.	Common Stocks	12/20/2010	$21,845,688	$51,509,165	5.4%
TerreStar Corporation	Common Stocks	3/16/2018	$3,093,276	$8,843,513	0.9%

(b)	Non-income producing security.
(c)

Securities with a total aggregate value of $731,655,157, or 76.4% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Consolidated Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(d)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $731,655,157, or 76.4% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2021. Please see Notes to Consolidated Investment Portfolio.

(e)	Affiliated issuer. Assets with a total aggregate fair value of $443,357,112, or 46.3% of net assets, were affiliated with the Fund as of March 31, 2021.
(f)	Perpetual security with no stated maturity date.
(g)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At March 31, 2021, these securities amounted to $207,156,909 or 21.6% of net assets.

(h)	There is currently no rate available.
(i)

Securities (or a portion of securities) on loan. As of March 31, 2021, the fair value of securities loaned was $217,876. The loaned securities were secured with cash and/or securities collateral of $223,630. Collateral is calculated based on prior day’s prices.

(j)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of March 31, 2021, the LIBOR USD 3 Month rate was 0.19%. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(k)	The issuer is, or is in danger of being, in default of its payment obligation.
(l)	Represents value held in escrow pending future events. No interest is being accrued.
(m)	These positions represent claims that have been filed with the United States Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UK Branch.
(n)	Tri-Party Repurchase Agreement.
(o)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of March 31, 2021 was $223,632.
(p)	Step Bonds – Represents the current rate, the step rate and the step date.
(q)	Rate shown is 7 day effective yield.
(r)	As of March 31, 2021, $7,334,709 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(concluded)

As of March 31, 2021	Highland Income Fund

Futures contracts outstanding as of March 31, 2021 were as follows:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)	Value
Short Futures:
Russell 2000 Index E-MINI	June 2021	(315)	$(36,778,548)	$1,774,173	$(35,004,375)
S&P 500 Index E-MINI	June 2021	(930)	(184,029,528)	(454,572)	(184,484,100)

				$1,319,601	$(219,488,475)

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2021	Highland Income Fund

Organization

Highland Income Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund.

Basis of Consolidation

The Fund consolidates HFRO Sub, LLC (“HFRO Sub”), a Delaware wholly owned subsidiary, for financial reporting, and the holdings of HFRO Sub, LLC are included within the Consolidated Investment Portfolio for the Fund. HFRO Sub is a bankruptcy remote financing vehicle used to obtain leverage with the portfolio of bank loans serving as collateral. All inter-company accounts and transactions have been eliminated in the consolidation.

Valuation of Investments

The Fund’s investments are recorded at fair value.In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (“the Investment Adviser”) has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”)), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2021	Highland Income Fund

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2021, the Fund’s investments consisted of senior loans, collateralized loan obligations, corporate bonds and notes, claims, common stocks, LLC interests, preferred stock, registered investment companies, repurchase agreements, cash equivalents, rights and warrants. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity,

including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2021	Highland Income Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of March 31, 2021 is as follows:

	Total value at March 31, 2021 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)		Level 3 Significant Unobservable Inputs ($)
Assets
Common Stocks
Communication Services	62,221,110	1,868,432	51,509,165		8,843,513
Consumer Discretionary	362,543	—	362,543		—
Energy	—	—	—		—	(1)
Gaming/Leisure	4,146,952	—	—		4,146,952
Healthcare	2,484	—	—		2,484
Industrials	—	—	—	(1)	—
Materials	1,495,160	—	1,495,160		—
Real Estate	316,873,006	11,944,784	327,565		304,600,657
Preferred Stock
Energy	9,847,069	9,847,069	—		—
Financials	50,095,135	—	26,463,635		23,631,500
Real Estate	262,056,106	—	11,208,712		250,847,394
Collateralized Loan Obligations	171,785,024	—	171,785,024		—
U.S. Senior Loans
Communication Services	7,133,475	—	—		7,133,475
Consumer Products	3,009,248	—	3,009,248		—
Energy	914,482	—	914,482		—
Gaming/Leisure	17,863,271	—	—		17,863,271
Healthcare	38,343,195	—	—		38,343,195
Information Technology	50,319,600	—	—		50,319,600
Retail	8,399,520	—	8,399,520		—
Utilities	98,441	—	98,441		—
LLC Interest	47,409,204	—	21,538,226		25,870,978
Registered Investment Companies	13,552,665	13,552,665	—		—
Corporate Bonds & Notes
Communication Services	1,648	—	1,648		—
Energy	—	—	—		—	(1)
Industrials	184,912	—	184,912		—
Real Estate	1,149,390	—	1,149,390		—
Utilities	12,000	—	12,000		—
Warrants
Energy	6	—	6		—
Industrials	—	—	—		—	(1)
Rights
Utilities	5,658	—	5,658		—
Claims	52,138	—	—		52,138
Repurchase Agreement	223,632	—	223,632		—
Cash Equivalents	5,196,903	5,196,903	—		—

Total Assets	1,072,753,977	42,409,853	298,688,967		731,655,157

Liabilities
Securities Sold Short(2)	(7,767,489)	(7,767,489)	—		—
Short Futures(3)	1,319,601	1,319,601	—		—

Total Liabilities	(6,447,888)	(6,447,888)	—		—

Total	1,066,306,089	35,961,965	298,688,967		731,655,157

(1)	This category includes securities with a value of zero.
(2)	See Consolidated Investment Portfolio for industry breakout.
(3)	Futures are valued at the unrealized appreciation on the instrument.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2021	Highland Income Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended March 31, 2021.

	Balance as of December 31, 2020 $	Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Distribution to Return Capital $	Realized Gain (Loss) $	Net Change in Unrealized Appreciation (Depreciation) $	Net Purchases $	Net Sales $	Balance as of March 31, 2021 $	Change in Unrealized Appreciation (Depreciation) from Investments held at March 31, 2021 $
Common Stocks
Communication Services	8,952,049	—	—	—	—	—	(108,536)	—	—	8,843,513	(108,536)
Consumer Discretionary	3,625,426	—	(362,543)	—	—	(3,262,883)	—	—	—	—	—
Energy	1	—	—	—	—	—	(1)	—	—	—	(1)
Gaming/Leisure	2,919,018	—	—	—	—	—	1,227,934	—	—	4,146,952	1,227,934
Healthcare	—	—	—	—	—	—	2,484	—	—	2,484	2,484
Real Estate	241,157,527	—	—	—	—	—	(8,502,351)	71,945,481	—	304,600,657	(8,502,351)
Preferred Stock
Financials	22,379,500	—	—	—	—	—	1,252,000	—	—	23,631,500	1,252,000
Real Estate	244,855,817	—	—	—	—	—	5,991,577	—	—	250,847,394	5,991,577
U.S. Senior Loans
Communication Services	6,941,277	—	—	15	—	—	(14)	192,197	—	7,133,475	(14)
Gaming/Leisure	16,983,655	—	—	—	—	—	879,616	—	—	17,863,271	879,616
Healthcare	44,760,356	—	—	—	—	—	(9,700,308)	3,283,147	—	38,343,195	(9,700,308)
Information Technology	50,028,900	—	—	—	—	—	290,700	—	—	50,319,600	290,700
LLC Interest	59,522,897	—	—	—	—	—	1,203,873	8,281,374	(43,137,166)	25,870,978	1,203,873
Claims	52,138	—	—	—	—	—	—	—	—	52,138	—

Total	702,178,561	—	(362,543)	15	—	(3,262,883)	(7,463,026)	83,702,199	(43,137,166)	731,655,157	(7,463,026)

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. For the period ended March 31, 2021, there were transfers out of Level 3.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2021	Highland Income Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at 3/31/2021 $	Valuation Technique	Unobservable Inputs	Input Values
U.S. Equity	317,593,606	Multiples Analysis	Multiple of EBITDA less CAPEX	9.75x - 14.00x
			Unadjusted Price/MHz-PoP	$0.09 - $0.95
		Discounted Cash Flow	Discount Rate	9.00% - 22.00%
			Capitalization Rate	5.75% - 9.50%
		Transaction Analysis	Multiple of EBITDA less CAPEX	12.00x - 14.00x
			Price per Sq. Ft.	$15.00 - $27.50
		Transaction Indication of Value	Enterprise Value ($mm)	$771.00
			Transaction Price per Share	$16.61 - $1,063.47
		Black-Scholes Model	Volatility Assumption	25.00%
Preferred Stock	274,478,894	Discounted Cash Flow	Discount Rate	11.00%
		Third Party Indication of Value	Broker Quote	Various
U.S. Senior Loans	113,659,541	Multiples Analysis	Multiple of EBITDA less CAPEX	9.75x - 14.00x
		Transaction Analysis	Multiple of EBITDA less CAPEX	12.00x - 14.00x
		Black-Scholes Model	Volatility Assumption	25.00%
		Discounted Cash Flow	Discount Rate	9.00% - 22.00%
		Transaction Indication of Value	Enterprise Value ($mm)	$15.00
U.S. LLC Interest	25,870,978	Net Asset Value	N/A	N/A
		Transaction Indication of Value	Cost Price Per Share	$35,003
Claims	52,138	Pricing Feed	Indication of Value	1.375

	731,655,157

The significant unobservable inputs used in the fair value measurement of the Fund’s preferred stock assets are the discount rate and broker quotes. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: multiple of adjusted EBITDA, volatility assumption, transaction indication of value, discount rate and spread adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of adjusted EBITDA, price/MHz-PoP multiple, capitalization rate, discount rate, volatility assumption and transaction indication of value. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable input used in the fair value measurement of the Fund’s LLC interests is the discount rate. A significant increase (decrease) in this input in isolation could result in a significantly lower (higher) fair value measurement.

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Advisor frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Advisor assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 5% to as high as 95% as of March 31, 2021. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2021	Highland Income Fund

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Consolidated Investment Portfolio for the Fund.

Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(concluded)

As of March 31, 2021	Highland Income Fund

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the period ended March 31, 2021:

Issuer	Shares at December 31, 2020	Beginning Value as of December 31, 2020 $	Purchases at Cost $	Proceeds from Sales $	Net Amortization (Accretion) of Premium/ (Discount) $	Net Realized Gain/(Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of March 31, 2021 $	Shares at March 31, 2021	Affiliated Income $
Majority Owned, Not Consolidated
Allenby (Common Stocks)	1,464,698	1	9,681	—	—	—	(9,682)	—	1,474,379	—
Claymore (Common Stocks)	10,229,279	10	128,351	—	—	—	(128,361)	—	10,357,630	—
Other Affiliates
CCS Medical, Inc. (U.S. Senior Loans & Common Stocks)	65,360,387	44,760,356	1,646,634	—	—	—	(8,061,311)	38,345,679	67,007,022	1,661,970
EDS Legacy Partners (U.S. Senior Loans)	57,000,000	50,028,900	—	—	—	—	290,700	50,319,600	57,000,000	852,625
Highland Global Allocation Fund (Registered Investment Company)	48,649	317,678	—	—	—	—	57,406	375,084	48,649	10,362
LLV Holdco LLC (U.S. Senior Loans & Common Stocks)	13,810,470	19,161,385	—	—	—	—	1,883,139	21,044,524	13,810,470	5,830
NEXLS LLC (LLC Interest)	192	6,733,993	8,281,374	—	—	—	—	15,015,367	429	—
NexPoint Real Estate Finance (Common Stocks)	17,630	291,248	—	—	—	—	36,317	327,565	17,630	8,374
NexPoint Residential Trust (Common Stocks)	148,521	6,283,923	51,430	(42,554)	—	—	608,625	6,901,424	149,738	9,341
NexPoint Strategic Opportunities Fund (Registered Investment Company)	1,156,943	12,171,040	—	—	—	—	1,006,541	13,177,581	1,156,943	173,542
NexPoint Storage Partners, Inc. (Common Stocks)	18,568	19,746,737	—	—	—	—	—	19,746,737	18,568	—
NFRO REIT SUB, LLC (Common Stocks)	9,610,479	182,266,573	71,807,449	—	—	—	(8,364,308)	245,709,714	13,465,907	—
NexPoint Real Estate Finance Operating Partnership, L.P., NREF OP II (LLC Interest)	1,159,216	19,150,242	—	—	—	—	2,387,984	21,538,226	1,159,216	1,014,314
SFR WLIF I, II, III, LLC (LLC Interest)	64,521,018	52,788,904	—	(52,666,032)	—	—	10,732,739	10,855,611	11,854,986	1,278,176

Total	224,546,050	413,700,990	81,924,919	(52,708,586)	—	—	439,789	443,357,112	177,521,567	5,014,534